#12024796 v2 \099998 \0053 TRANSITION AGREEMENT WHEREAS, Scarlett O’Sullivan (“Employee” or “You”) has been the Chief Financial Officer of Rent the Runway, Inc. (“Rent the Runway” or the “Company”) since September 2015; WHEREAS, you informed the Company of your desire to voluntarily resign from the Company, effective as of May 25, 2023; WHEREAS, the Company has asked you to consider remaining engaged by the Company as a consultant advisor for a period of time to ensure a smooth transition to a new Chief Financial Officer; and WHEREAS, you have agreed to remain so engaged, and the Company has agreed to provide you with certain payments and benefits in exchange therefor and in exchange for your release of claims and for other good and valuable consideration, the sufficiency of which all parties acknowledge and agree. NOW, THEREFORE, the Company and you hereby agree to the terms and conditions of this Transition Agreement and General Release (“Agreement”), dated as of April 10, 2023 (the “Effective Date”), as set forth below: 1. Transition and Advisory Services. You and the Company agree that you hereby resign from your current role as Chief Financial Officer of the Company effective as of May 25, 2023 (the “Separation Date”) and then transition to serve as a consultant advisor to the Company from the Separation Date through August 25, 2023 (the “Advisory Period”); provided, that the Advisory Period may be extended beyond August 25, 2023 upon the mutual written consent of you and the Company. Effective as of the Separation Date, you will cease to serve as an employee and officer of the Company, and from all other offices, directorships and positions you may hold at the Company and the Company’s subsidiaries. During the Advisory Period, you agree that you will (i) provide such consulting and advisory services as may be reasonably requested by the Company’s Board of Directors (the “Board”) or Chief Executive Officer, (ii) use your reasonable best efforts to advance the interests of the Company and facilitate the successful transition of your authority, duties and/or responsibilities to your successor, and (iii) communicate a message regarding your transition and advisory role that has been mutually agreed with the Board and/or Chief Executive Officer (the “Advisory Services”). 2. Compensation & Benefits. As consideration for your provision of the Advisory Services through the end of the Advisory Period, your execution and non-revocation of the Release of Claims set forth below and your continued compliance with the Invention and Non-Disclosure Agreement and the Non-Competition and Non-Solicitation Agreement entered into between you and the Company as well as any other applicable restrictive covenant obligations (“Restrictive Covenant Agreements”): a. You will be entitled to receive the following payments and benefits: (i) continued base salary payments during the twelve month period following the Separation Date, which equals an aggregate amount of $600,000, less applicable taxes and withholding deductions, payable in accordance with the Company’s regular payroll practices,

#12024796 v2 \099998 \0053 2 (ii) your annual bonus for fiscal year 2023 determined based on actual performance achievement up to a maximum of 100% of target, prorated based on the number of days between February 1, 2023 and the Separation Date, which shall be payable on the date fiscal year 2023 annual bonuses are payable to other similarly situated executives of the Company; and (iii) subject to your timely election pursuant to COBRA, the Company will pay the costs of COBRA premiums for you and your covered dependents through May 31, 2024 (or, if earlier, the day you are no longer eligible for COBRA continuation coverage or become eligible to receive group health plan coverage by means of subsequent employment) at the same benefit levels in effect on the Separation Date. Thereafter, you may continue such coverage for the remainder of the COBRA period at your own expense and in accordance with the terms of the applicable plans and COBRA. b. Your outstanding and unvested equity awards held by you as of the Separation Date will continue to vest in accordance with their terms during the Advisory Period, subject to your continued service with the Company. Subject to (and in consideration for) your execution, within 21 days following the end of the Advisory Period (without revocation during the seven day period following your execution), of a separate release of claims agreement substantially in the form attached hereto as Exhibit A, and so long as you do not resign or otherwise terminate your services as an advisor to the Company during the Advisory Period, the Company agrees that: (i) notwithstanding anything to the contrary in any stock option agreement between you and the Company, the post-termination exercise period of all outstanding vested options held by you as of the last day of the Advisory Period (taking into account any acceleration described in this Section 2(b)), will extend through the last day of the original term of such options. (ii) notwithstanding anything to the contrary in any stock option, restricted stock unit or other incentive equity award agreement between you and the Company, any outstanding time-vesting equity awards held by you that are unvested and that would become vested on or prior to May 25, 2024 if you had remained an employee, consultant or other service provider of the Company will accelerate and vest as of the earlier of (x) the last day of the Advisory Period or (y) immediately prior to an Exchange (as defined below), (the “Accelerated Vesting Date”); and (iii) you will be permitted to participate in any stock option exchange program implemented by the Company (the “Exchange”) that occurs on or prior to the last day of the Advisory Period to the extent you hold eligible options, subject to approval of any such Exchange by the Board and the Company’s stockholders. Your participation in an Exchange will be on the same terms as other eligible participants, except as follows: (x) only your outstanding stock option awards held by you that are unexercised and that are vested as of the Accelerated Vesting Date (taking into account any acceleration described in this Section 2(b)) may be exchanged in an Exchange, and (y) all restricted stock units received by you in connection with such Exchange will be fully vested and settled on the grant date (or, if later than the grant date, shall be settled on the first business day on or following such date that you may sell shares of the Company’s Class A common stock to cover applicable withholding taxes in accordance with the Company’s Insider Trading Policy).

#12024796 v2 \099998 \0053 3 For the avoidance of doubt, all Company equity awards held by you that remain unvested immediately following the Accelerated Vesting Date (after taking into account any acceleration described in this Section 2(b)) will be forfeited automatically in accordance with their terms. 3. Release of Claims. In consideration for the payments and benefits to be provided to you pursuant to Paragraph 2 above and other valuable consideration, and except as provided below, you, for yourself and for your heirs, executors, administrators, trustees, legal representatives, successors and assigns forever release and discharge the Company and any and all of the Company’s past and present parent companies, subsidiaries, affiliates, partners, successors and assigns, and its and their respective past and present officers, directors, employees, shareholders, agents, attorneys, and employee benefit plans and their administrators and trustees, all in their individual and official capacities (collectively, the “Released Parties”), from any and all claims, demands, causes of action, fees and liabilities of any kind whatsoever, whether known or unknown, which you ever had, now have, or may have against any of the Released Parties by reason of any act, omission, transaction, practice, plan, policy, procedure, conduct, occurrence, or other matter, up to and including the date you sign this Agreement, including but not limited to all claims under, without limitation, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, Sections 1981 through 1988 of Title 42 of the United States Code, Sections 503 and 504 of the Rehabilitation Act of 1973, the National Labor Relations Act, the Employee Retirement Income Security Act, all claims under the Family and Medical Leave Act and other federal, state and local leave laws, all claims under the Workers Adjustment and Retraining Notification Act and similar state and local laws, the Consolidated Omnibus Budget Reconciliation Act, and similar state and local laws, all claims under any whistleblower protection law, including but not limited to any claims under the Sarbanes-Oxley Act or the Dodd-Frank Wall Street Reform and Consumer Protection Act; the New York Labor Law, New York State Human Rights Law, the New York City Human Rights Law, the New York City Administrative Code; the New York Equal Pay Act, the New York Lawful Off-Duty Activities Discrimination Law, the New York Code of Rules and Regulations (including, but not limited to, 12 N.Y.C.R.R. §142-3.2); all claims of discrimination, harassment, and retaliation in connection with your employment, the terms and conditions of such employment and your separation from employment; all claims sounding in tort or breach of contract (express or implied), wrongful discharge, whistleblowing, detrimental reliance, defamation, emotional distress or compensatory and/or punitive damages; and all claims for attorneys' fees, costs, disbursements and/or the like. All of the above statutes as amended. Notwithstanding the foregoing or anything to the contrary anywhere, you are not releasing: claims arising after you sign this Agreement; claims related to enforcement of this Agreement; any rights or claims you may have to workers’ compensation or unemployment benefits; claims for accrued, vested benefits under the Company’s 401(k) plan or reimbursement of covered expenses under any group health plan in which you participated, subject in each case to the terms of such plans; your rights under that certain Indemnification Agreement between you and the Company dated as of November 8, 2021, or any applicable Directors’ and Officers’ insurance policy or other indemnification coverage under the Company’s bylaws, plans, programs, agreements or arrangement; and/or any claims or rights which cannot be waived by law. 4. Acknowledgement of Waiver of ADEA Claims. You acknowledge that you are waiving and releasing any rights you may have under the Age Discrimination in Employment Act of 1967, as amended (“ADEA”) and that this waiver and release is knowing and voluntary. You and the

#12024796 v2 \099998 \0053 4 Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date you sign this Agreement. You acknowledge that the consideration given for this Agreement is beyond that which you were previously entitled. You further acknowledge that you have been advised by this writing that: a. you should consult with an attorney prior to executing this Agreement; b. you were informed that you have 21 days within which to consider the Agreement; if you sign this Agreement before the end of such 21-day period, you will have done so voluntarily and with full knowledge that you are waiving this right to have 21 days to consider this Agreement, and any changes made to this Agreement, whether material or immaterial, will not extend or re- start the 21-day period for you to consider this Agreement; c. you have the right to revoke this Agreement at any time within the seven (7) day period after you sign this Agreement, provided, however, that any such revocation must be in writing and delivered to Cara Schembri at cara@renttherunway.com by the close of business on or before the seventh day from the date that you sign this Agreement; d. this Agreement shall not be effective until the eighth day after you execute and do not revoke this Agreement; and nothing in this Agreement prevents or precludes you from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law. 5. Affirmations. You agree that you have been paid and/or received (or will be paid or receive) all leave (paid or unpaid), compensation, wages, bonuses, severance or termination pay, commissions, notice period, and/or benefits to which you may have been entitled and that no other remuneration or benefits are due to you, except as set forth in this Agreement. You affirm that you have had no known workplace injuries or occupational diseases. The Company’s obligations under this Agreement are in full discharge of any and all of the Company’s liabilities and obligations to you of any type whatsoever, whether written or oral, including, without limitation, any claim for guaranteed employment, severance pay, bonus compensation or other remuneration of any type, whether under a plan, individual agreement, or otherwise. You further represent that you do not have, and have not asserted in the past, any claims against the Company the factual foundation of which involves unlawful harassment, discrimination or retaliation. You also represent that you have disclosed to the Company any information you have concerning any fraudulent or unlawful conduct involving the Released Parties. 6. Non-Disparagement. You and the Company agree that, subject to Paragraph 10 below, you will not disparage or encourage or induce others to disparage any of the Released Parties, and the Company shall instruct its officers and directors not to disparage you, at any time following the Effective Date. For the purposes of this Agreement, the term "disparage" includes, without limitation, comments or statements on the internet or social media, to the press and/or media, to any Released Party or to any individual or entity with whom you or any of the Released Parties have a business relationship which would adversely affect in any manner (i) the conduct of the business of any of the Released Parties (including, without limitation, any business plans or prospects) or (ii) the business reputation of you or the Released Parties.

#12024796 v2 \099998 \0053 5 7. Confidentiality of this Agreement. You agree that, except as set forth in Paragraph 10 below, you have not and in the future will not disclose to any other person or entity (directly or indirectly) the terms and conditions of this Agreement and the circumstances leading up to this Agreement without the prior written consent of the Company, except (a) as may be required pursuant to a valid subpoena, a request by a government agency in connection with any charge filed, investigation or proceeding or as otherwise required by law, (b) as may be required by applicable law, including applicable U.S. securities laws, or (c) to your immediate family members, financial advisors and attorneys, provided that you first inform them of the confidentiality of this Agreement and they agree to maintain its confidentiality. You further agree not to solicit or initiate any demand by others not party to this Agreement for any disclosure of the terms and conditions of this Agreement. 8. Company Confidential and Proprietary Information. You acknowledge that during the course of your employment with the Company, you have had access to confidential and proprietary information relating to the Company and/or the Released Parties that is not generally known by persons not employed by the Company (or by its parent companies, subsidiaries or affiliates) and that could not easily be determined or learned by someone outside of the Company. This information includes, without limitation, trade secrets, client lists, passwords, confidential client information, financial information, personnel and policy information (“Confidential Information”). You understand and agree that, except as set forth in Paragraph 10 below, you are legally required to protect the confidentiality of Confidential Information regardless of whether you sign this Agreement, and you agree not to disclose or use any Confidential Information at any time in the future, except as authorized by the Company or as required by law. Notwithstanding the foregoing, non-compliance with the disclosure provisions of this Agreement shall not subject you to criminal or civil liability under any Federal or State trade secret law for the disclosure of a Company trade secret: (i) in confidence to a Federal, State or local government official, either directly or indirectly, or to an attorney in confidence solely for the purpose of reporting or investigating a suspected violation of law; (ii) in a complaint or other document filed in a lawsuit or other proceeding, provided that any complaint or document containing the trade secret is filed under seal; or (iii) to an attorney representing you in a lawsuit for retaliation by the Company for reporting a suspected violation of law or to use the trade secret information in that court proceeding, provided that any document containing the trade secret is filed under seal and you do not disclose the trade secret, except pursuant to court order. 9. Cooperation and Notification of Legal Process. You agree that you will cooperate with the Released Parties and their respective counsel in connection with any investigation or litigation relating to any matter that occurred during your employment in which you were involved or of which you have knowledge. You further agree that, in the event you are subpoenaed by any person or entity which in any way relates to your employment with the Company, you will give prompt written notice of such request to legal@renttherunway.com. Nothing in this provision shall preclude you from timely responding to a valid subpoena. 10. Reservation of Rights. Nothing in this Agreement or any of the provisions above shall be construed to prevent or limit you from (i) responding truthfully to a valid subpoena; (ii) filing a charge or complaint with, or participating in any investigation conducted by, a governmental agency including the Department of Labor, the National Labor Relations Board, the Occupational Safety and Health Administration, the Equal Employment Opportunity Commission and/or any

#12024796 v2 \099998 \0053 6 state or local human rights agency; (iii) filing, testifying or participating in or otherwise assisting in a proceeding relating to, or reporting, an alleged violation of any federal, state or municipal law relating to fraud or any rule or regulation of the Securities Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”) or any self-regulatory organization (including, but not limited to, the Financial Industry Regulatory Authority), or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation, (iv) filing or disclosing any facts necessary to receive unemployment insurance, Medicaid, or other public benefits to which you are entitled, (v) exercising any rights you may have under Section 7 of the U.S. National Labor Relations Act or (vi) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination based on a protected characteristic or any other conduct that you have reason to believe is unlawful. Prior authorization of the Company shall not be required to make any reports or disclosures under this Paragraph 10 and you are not required to notify the Company that you have made such reports or disclosures. Nevertheless, you acknowledge and agree that by virtue of the Release of Claims set forth above, you have waived any relief available to you (including without limitation, monetary damages, equitable relief and reinstatement) under any of the claims and/or causes of action waived in this Agreement. Therefore, except as set forth herein, you agree that you will not seek or accept any award or settlement from any source or proceeding (including but not limited to any proceeding brought by any other person or by any government agency) with respect to any claim or right waived in this Agreement. This Agreement does not, however, waive or release your right to receive a monetary award from the SEC or CFTC for information provided to the SEC or CFTC. 11. Return of Property. You represent that you will return to the Company all property belonging to the Company following the conclusion of the Advisory Period or upon request by the Company, including but not limited to laptop, cell phone, passwords, computer user names, voicemail code, phone cards, Company credit card, keys, card access to the building, internal policies and other confidential business information and documents. You further acknowledge and agree that the Company shall have no obligation to provide the compensation and benefits following the Advisory Period referred to in Paragraph 2 above unless and until you have satisfied your obligations pursuant to this paragraph. 12. No-Admission of Wrongdoing. The making of this Agreement is not intended, and shall not be construed, as an admission that the Company or any of the Released Parties have violated any federal, state or local law (statutory or decisional), ordinance or regulation, breached any contract or committed any wrongdoing whatsoever against you or otherwise. 13. Severability and Interpretation. If any provision of this Agreement (or aspect of any provision) is held by a court of competent jurisdiction to be illegal, void or unenforceable, such provision (or aspect of any provision) shall have no effect; however, the remaining provisions shall be enforced to the maximum extent possible; provided, however, if the release and waiver above is deemed to be illegal, void or unenforceable, you agree, to enter into a valid release satisfactory to the Company, or at your option, to return the amounts received as consideration for this Agreement. Further, if a court should determine that any portion of this Agreement is overbroad or unreasonable, such provision shall be given effect to the maximum extent possible by narrowing or enforcing in part that aspect of the provision found overbroad or unreasonable. Should any provision of this Agreement require interpretation or construction, it is agreed by the parties that the entity interpreting or constructing this Agreement shall not apply a presumption against one

#12024796 v2 \099998 \0053 7 party by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the document. 14. Binding Effect; Amendment. This Agreement is binding upon, and shall inure to the benefit of, the parties and their respective heirs, executors, administrators, successors and assigns. In the event of a sale, merger, consolidation or other change in the effective ownership or control of the Company, the Company agrees that it shall require the successor company in connection with any such change in control to assume the Company’s obligations hereunder. No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach. This Agreement may not be modified or amended except in a writing signed by an authorized officer of the Company and you. 15. Governing Law and Enforcement. This Agreement shall, for all purposes, be construed, governed and enforced in accordance with the laws of the State of New York without regard to New York’s principles of conflicts of law. Additionally, any action to enforce the terms of this Agreement shall be commenced in New York County, New York. Both parties consent to personal jurisdiction in federal and state courts in New York, New York. 16. Section 409A. This Agreement shall be construed and interpreted consistently with the intent that all amounts payable hereunder be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder (“Section 409A”). For purposes of Section 409A, each installment in any series of payments shall be treated as a separate payment. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from you or any other individual to the Company or any of its affiliates, employees or agents. In addition, to the extent permissible under Section 409A, the right to receive any installment payments hereunder shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Section 409A. 17. Withholding; Consulting Status. All payments and other remuneration described in this Agreement are subject to withholding of such amounts as the Company determines to be required by applicable law. Regardless of the amount withheld, you are solely responsible for all taxes (including interest and penalties) on compensation paid or imputed to you, except the employer’s share of employment tax. You and the Company acknowledge and agree that while you are providing the Advisory Services during the Advisory Period, you will be an independent contractor. During the Advisory Period and thereafter, you shall not be an agent or employee of the Company and shall not authorized to act on behalf of the Company. Personal income and self- employment taxes for equity awards that vest during the Advisory Period or with respect to any other applicable compensation shall be your sole responsibility. 18. Entire Agreement. You agree that this Agreement constitutes the complete understanding between the Company and you, along with any Restrictive Covenant Agreements, which are incorporated by reference into this Agreement and have obligations continuing beyond the termination of your employment. This Agreement and the Restrictive Covenant Agreements, as applicable, supersede any and all agreements, understandings, and discussions, whether written or

#12024796 v2 \099998 \0053 8 oral, between you and any of the Released Parties with respect to the subject matter herein, and you agree that are not relying on any promises or representations not contained in this Agreement. No other promises or agreements shall be binding unless in writing and signed by both the Company and you after the Effective Date of this Agreement. You are not eligible for any compensation or benefits in connection with your termination other than as specified in this Agreement. 19. Counterparts. This Agreement and General Release may be executed in several counterparts, each of which shall be deemed as an original, but all of which together shall constitute one and the same instrument. Any signature made and transmitted by facsimile or e-mail (via PDF format) for the purpose of executing this Agreement shall be deemed an original signature for purposes of this Agreement, and shall be binding upon the party transmitting its or her signature by facsimile or e-mail (via PDF format). 20. ACKNOWLEDGMENTS. BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU: (A) HAVE CAREFULLY READ THIS AGREEMENT IN ITS ENTIRETY; (B) ARE ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY OF YOUR CHOICE BEFORE SIGNING THIS AGREEMENT; (C) FULLY UNDERSTAND THE SIGNIFICANCE OF ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND HAVE DISCUSSED THEM WITH AN ATTORNEY OF YOUR CHOICE, OR HAVE HAD A REASONABLE OPPORTUNITY TO DO SO; AND (D) ARE SIGNING THIS AGREEMENT VOLUNTARILY AND OF YOUR OWN FREE WILL AND AGREE TO ABIDE BY ALL THE TERMS AND CONDITIONS CONTAINED HEREIN. RENT THE RUNWAY, INC. By: /s/ Jennifer Hyman Name: Jennifer Hyman Title: CEO /s/ Scarlett O’Sullivan _____________________________________ Scarlett O’Sullivan Date: 4/11/23

#12024796 v2 \099998 \0053 Exhibit A Release This General Release of Claims (this “Release”) is made by [NAME] (“Employee”) and Rent the Runway, Inc. (the “Company”) and the “Releasees” (as defined below), as of the date of Employee’s execution of this Release. 1. Release. In exchange for the payments and benefits provided to Employee pursuant to that certain Transition Agreement and General Release entered into by and between the Company and Employee, dated as of April 10, 2023 (the “Agreement”) and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Employee, on behalf of Employee, Employee’s spouse, Employee's children, Employee’s heirs, beneficiaries, devisees, executors, administrators, attorneys, personal representatives, successors and assigns (the “Employee Releasing Parties”) agrees unconditionally and forever to release and discharge the Company and the Company’s affiliated, related, parent and subsidiary corporations, as well as their respective past and present parents, subsidiaries, affiliates, associates, members, stockholders, employee benefit plans, attorneys, agents, representatives, partners, joint venturers, predecessors, successors, assigns, insurers, owners, employees, officers, directors and all persons acting by, through, under, or in concert with them, or any of them (hereinafter the “Releasees”) from any and all manner of claims, actions, causes of action, in law or in equity, demands, rights, or damages of any kind or nature which he or she may now have, or ever have, whether known or unknown, fixed or contingent, including any claims, causes of action or demands of any nature (hereinafter called “Claims”), that Employee now has or may hereafter have against the Releasees by reason of any and all acts, omissions, events or facts occurring or existing prior to Employee’s execution of this Release. The Claims released hereunder specifically include, but are not limited to, any claims for fraud; breach of contract; breach of implied covenant of good faith and fair dealing; inducement of breach; interference with contract; wrongful or unlawful discharge or demotion; violation of public policy; sexual or any other type of assault and battery; invasion of privacy; intentional or negligent infliction of emotional distress; intentional or negligent misrepresentation; conspiracy; failure to pay wages, benefits, vacation pay, severance pay, commissions, equity, attorneys’ fees, or other compensation of any sort; failure to accommodate disability, including pregnancy; discrimination or harassment on the basis of pregnancy, race, color, sex, gender, national origin, ancestry, religion, disability, handicap, medical condition, marital status, sexual orientation or any other protected category; any claim under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”); the Older Workers’ Protection Benefit Act of 1990; Title VII of the Civil Rights Act of 1964, as amended, by the Civil Rights Act of 1991, 42 U.S.C. § 2000 et seq.; Equal Pay Act, as amended, 29 U.S.C. § 206(d); the Civil Rights Act of 1866, 42 U.S.C. § 1981; the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq.; the False Claims Act, 31 U.S.C. § 3729 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act (“WARN”), as amended, 29 U.S.C. § 2101 et seq.; the Fair Labor Standards Act, 29 U.S.C. § 215 et seq.; the New York Human Rights Law, N.Y. Exec Law Art. 15, § 290 et seq.; the New York State WARN Act; the New York State Labor Law; the New York City Human Rights Law; the New York City Earned Sick Time Act; Section 125 of the New York Workers’ Compensation

#12024796 v2 \099998 \0053 Law, New York State Civil Rights Law, Article 23-A of the New York State Corrections Law; and any federal, state or local laws of similar effect. 2. Claims Not Released. This Release shall not apply to Employee’s right to bring to the attention of the Equal Employment Opportunity Commission (“EEOC”) claims of discrimination (provided, however, that Employee releases his or her right to secure any damages for alleged discriminatory treatment); any right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator; any right to file an unfair labor practice charge under the National Labor Relations Act (“NLRA”); Employee’s vested rights under any retirement or welfare benefit plan of the Company; or any other rights that may not be waived under applicable law. 3. Unknown Claims. Employee acknowledges that Employee has been advised of and is familiar with the provisions of California Civil Code section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Employee, being aware of said Code section, hereby expressly waives any rights he or she may have thereunder, as well as under any other statutes or common law principles of similar effect. 4. Acknowledgment of Waiver of ADEA Claims. Employee acknowledges that Employee is waiving and releasing any rights Employee may have under the ADEA and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Employee signs this Release. Employee acknowledges that the consideration given for this Release is beyond that which Employee was previously entitled. Employee further acknowledges that Employee has been advised by this writing that: (a) Employee should consult with an attorney prior to executing this Release; (b) Employee was informed that Employee has 21 days within which to consider the Release; if Employee signs this Release before the end of such 21-day period, Employee will have done so voluntarily and with full knowledge that Employee is waiving this right to have 21 days to consider this Release, and any changes made to this Release, whether material or immaterial, will not extend or re-start the 21-day period for Employee to consider this Release; (c) Employee has the right to revoke this Release at any time within the seven (7) day period after Employee signs this Release, provided, however, that any such revocation must be in writing and delivered to [Name] at [_____] by the close of business on or before the seventh day from the date that Employee signs this Release; (d) this Release shall not be effective until the eighth day after Employee executes and does not revoke this Release; and

#12024796 v2 \099998 \0053 (e) nothing in this Release prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law. 5. Representations. Employee represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he or she may have against Releasees, or any of them, and Employee agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against Employee under this indemnity. Employee agrees that if he or she hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then Employee agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim. 6. No Actions. Employee represents and warrants to the Company that Employee has no pending actions, Claims or charges of any kind. Employee agrees that if Employee hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees any of the Claims released hereunder, then Employee will pay to the Releasees against whom such Claim(s) is asserted, in addition to any other damages caused thereby, all attorneys’ fees incurred by such Releasees in defending or otherwise responding to said suit or Claim; provided, however, that Employee shall not be obligated to pay the Releasees’ attorneys’ fees to the extent such fees are attributable to Employee’s right to file a charge with the EEOC; however, Employee hereby waives any right to any damages or individual relief resulting from any such charge. 7. Exceptions. Notwithstanding anything in this Release to the contrary, nothing contained in this Release shall prohibit Employee (or Employee’s attorney) from (i) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with the U.S. Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority, the EEOC, the NLRB, the Occupational Safety and Health Administration, the U.S. Commodity Futures Trading Commission, the U.S. Department of Justice or any other securities regulatory agency, self-regulatory authority or federal, state or local regulatory authority (collectively, “Government Agencies”), or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation, (ii) communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to any Government Agencies for the purpose of reporting or investigating a suspected violation of law, or from providing such information to Employee’s attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding, (iii) receiving an award for information provided to any Government Agency, (iv) exercising any rights you may have under Section 7 of the U.S. National Labor Relations Act, and/or (v) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination based on a protected characteristic or any other conduct that you have reason to believe is unlawful. Pursuant to 18 USC Section 1833(b), Employee will not be held criminally or civilly liable under any federal or state

#12024796 v2 \099998 \0053 trade secret law for the disclosure of a trade secret that is made: (x) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (y) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Further, nothing in this Release is intended to or shall preclude Employee from providing truthful testimony in response to a valid subpoena, court order, regulatory request or other judicial, administrative or legal process or otherwise as required by law. If Employee is required to provide testimony, then unless otherwise directed or requested by a Governmental Agency or law enforcement, Employee shall notify the Company in writing as promptly as practicable after receiving any such request of the anticipated testimony and at least ten (10) days prior to providing such testimony (or, if such notice is not possible under the circumstances, with as much prior notice as is possible) to afford the Company a reasonable opportunity to challenge the subpoena, court order or similar legal process. 8. Miscellaneous. (a) No Admission. Employee understands and agrees that neither the payment of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees. (b) Severability. If any sentence, phrase, section, subsection or portion of this Release is found to be illegal or unenforceable, such action shall not affect the validity or enforceability of the remaining sentences, phrases, sections, subsections or portions of this Release, which shall remain fully valid and enforceable. (c) Headings. The headings in this Release are provided solely for convenience, and are not intended to be part of, nor to affect or alter the interpretation or meaning of, this Release. (d) Construction of Agreement. Employee has been represented by, or had the opportunity to be represented by, counsel in connection with the negotiation and execution of this Release. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Release. (e) Entire Agreement/Integration. This Release, together with the Agreement and the Restrictive Covenant Agreement, which is attached to the Agreement as an exhibit, constitutes the entire agreement between Employee and the Company concerning the subject matter hereof. No covenants, agreements, representations, or warranties of any kind, other than those set forth herein, have been made to any party hereto with respect to this Release. All prior discussions and negotiations have been and are merged and integrated into, and are superseded by, this Release. No amendments to this Release will be valid unless written and signed by Employee and an authorized representative of the Company. Sign only within 21 days after the end of the Advisory Period, as defined in the Agreement.

#12024796 v2 \099998 \0053 EMPLOYEE Date:____________________ ___________________________________ Scarlett O’Sullivan COMPANY ___________________________ [Name] [Title]